                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below does hereby make,  constitute  and appoint A. William  Stein as a true and lawful  attorney-in-fact of the undersigned with full powers of substitution and revocation,  for and in the name, place and stead of the  undersigned,  (both in the undersigned's  individual  capacity and as an officer or member of the board of  directors)  to execute and deliver such forms as may be required to be filed from time to time with the  Securities and Exchange  Commission  with respect to any  investments  of Digital  Realty Trust,  Inc.  (including  any amendments or supplements  to any reports from schedules  previously  filed by such persons or entities)  including  any joint filing  agreements,  or joint filer  information statements in connection  therewith,  with respect to any  subsidiary of Digital
Realty Trust,  Inc.:  (i) pursuant to Sections 13(d) and 16(a) of the Securities
Exchange Act of 1934, as amended,  including without  limitation,  Schedules 13D and 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

       SIGNATURE                          TITLE                      DATE
       ---------                          -----                      ----
/s/ Richard A. Magnuson    Executive Chairman of the Board     October 15, 2004
-----------------------
Richard A. Magnuson

/s/ Michael F. Foust       Chief Executive Officer and         October 24, 2004
-----------------------    Director
Michael F. Foust

/s/ Laurence A. Chapman    Director                            October 13, 2004
-----------------------
Laurence A. Chapman

/s/ Ruann F. Ernst         Director                            October 14, 2004
-----------------------
Ruann F. Ernst, Ph.D.

/s/ Dennis E. Singleton    Director                            October 13, 2004
-----------------------
Dennis E. Singleton

/s/ Kathleen Early Reed    Director                            October 15, 2004
-----------------------
Kathleen Earley Reed

/s/ Scott E. Peterson      Senior Vice President,              October 18, 2004
-----------------------    Acquisitions
Scott E. Peterson

/s/ John O. Wilson         Executive Vice President,           October 14, 2004
-----------------------    Technology Infrastructure
John O. Wilson